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                                                                      EXHIBIT 21
                         EL PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                             AS OF FEBRUARY 1, 1997




EL PASO TENNESSEE PIPELINE CO. (Delaware)
     Tennessee Gas Pipeline Company  (Delaware) ..................................     100     %
         Altamont Service Corporation (Delaware) .................................     100
             Altamont Gas Transmission Canada Limited (Canada) ...................     100
         Border Gas Inc. (Delaware) ..............................................      37.5
         East Tennessee Natural Gas Company (Tennessee) ..........................     100
             EPEC East Natural Gas L.P. (Delaware L.P.) ..........................       1
         Eastern Insurance Company Limited (Bermuda) .............................     100
         El Paso Energy Credit Corporation (Delaware) ............................     100
             EPEC Fac Corporation (Delaware) .....................................     100
         El Paso Energy Holdings Inc. (Delaware) .................................     100
             EPEC EIS Company (Delaware) .........................................     100
                  EPEC EIS Canada Ltd. (Alberta) .................................     100
             EPEC Gas Transportation Company (Delaware) ..........................     100
         Energy TRACS, Inc. (Delaware) ...........................................     100
         EPEC Alaska, Inc. (Alaska) ..............................................     100
         EPEC-Altamont Corporation (Delaware) ....................................     100
             Altamont Gas Transmission Company (Delaware Joint Venture) ..........      53.34
         EPEC Argentina Corporation (Delaware) ...................................     100
         EPEC Baja California Corporation (Delaware) .............................     100
         EPEC Canada Ltd. (Canada) ...............................................     100
         EPEC Communications Corporation (Delaware) ..............................     100
         EPEC Chase Inc. (Texas) .................................................     100
         EPEC Corporation (Delaware) .............................................     100
             Channel Industries Gas Company (Delaware) ...........................     100
                  Channel Gas Marketing Company (Delaware) .......................     100
                      The Oasis Company (Delaware) ...............................      30
                  Deepsea Ventures, Inc. (Delaware) ..............................      25
                  EPEC Cogeneration Company (Delaware) ...........................     100
                      EPEC Ethanol Company (Delaware) ............................     100
                      EPEC Ethanol Services Company (Delaware) ...................     100
                      EPEC Hungary Inc. (Delaware) ...............................     100
                      EPIC Energy Hungary B.V. (Netherlands) .....................     100
                      Orange Acquisition, Inc. (Delaware) ........................     100
                           Orange Cogeneration Limited Partnership (Delaware L.P.)      49.5
                      Orange Cogeneration GP II, Inc. (Delaware) .................      50
                           Orange Cogeneration G.P., Inc. (Delaware) .............     100
                      Polk Power GP II, Inc. (Delaware) ..........................      50
                           Polk Power GP, Inc. (Delaware) ........................     100
                               Polk Power Partners, L.P. (Delaware L.P.) .........       1
                      West Campus Cogeneration Company (Delaware) ................     100




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





                         El PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                             AS OF FEBRUARY 1, 1997


El Paso Tennessee Pipeline Co. (continued)
     Tennessee Gas Pipeline Company (continued)
         EPEC Corporation (continued)
             Channel Industries Gas Company (continued)


                  EPEC Gas Processing Company (Delaware) .................     100     %
                  EPEC Independent Power I Company (Delaware) ............     100
                      MASSPOWER (Massachusetts General Partnership) ......      17
                  EPEC Independent Power II Company (Delaware) ...........     100
                  EPEC Insurance Ventures Inc. (Delaware) ................     100
                  EPEC Offshore Gathering Company (Delaware) .............     100
                  EPEM Marketing Company (Kentucky) ......................     100
                      Creole Gas Pipeline Corporation (Louisiana) ........     100
                      Entrade Pipeline Company (Kentucky) ................     100
                  Tennessee Gas Marketing Company (Delaware) .............     100
             Midwestern Gas Transmission Company (Delaware) ..............     100
                  Entrade Engine Company (Kentucky) ......................     100
                  EPEC Midwest Natural Gas L.P. (Delaware L.P.) ..........      99
                  EPEC Minerals Company - California (Delaware) ..........     100
                  EPEC Minerals Company - Nevada (Delaware) ..............     100
                  EPEC OCS Company, Inc. (Delaware) ......................     100
                  EPEC Oil Company (Delaware) ............................     100
                  EPEC Polymers, Inc. (Delaware) .........................     100
                      EPEC Eastern Realty, Inc. (New Jersey) .............     100
                  New Midwestern Inc. (Delaware) .........................     100
                  SWL Security Corp. (Texas) .............................     100
                  Tennessee Overthrust Gas Company (Delaware) ............     100
                      Overthrust Pipeline Company (Delaware Partnership) .      18
                  TGP Corporation (Delaware) .............................     100
         EPEC Deepwater Gathering Company (Delaware) .....................     100
         EPEC Delta XII Gas Co., Inc. (Delaware) .........................     100
         EPEC East Corporation (Delaware) ................................     100
             EPEC East Natural Gas L.P. (Delaware L.P.) ..................      99
         EPEC Econ Services, Inc. (Delaware) .............................     100
             EPEC Technology Consulting Services Inc. (Delaware) .........     100
         EPEC Europe Inc. (Delaware) .....................................     100
         EPEC Gas Australia Inc. (Delaware) ..............................     100
             Epic Energy Pty. Ltd. (Australia) ...........................      30
                  Epic Energy Australia Pty. Limited (Australia) .........      99.9
                      Epic Energy Queensland Pty. Limited (Australia) ....      99.8
                      Epic Energy South Australia Pty. Limited (Australia)      99.98







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



                El PASO TENNESSEE PIPELINE CO
                 SUBSIDIARIES AND AFFILIATES

                    AS OF FEBRUARY 1, 1997

El Paso Tennessee Pipeline Co. (continued)
     Tennessee Gas Pipeline Company (continued)
         EPEC Gas Australia Inc.(continued)
             Epic Energy Pty. Ltd. (continued)

                  Epic Energy Northern Territory Pty. Limited (Australia) ....     100     %
                  Epic Energy Operations and Maintenance Pty. Ltd. (Australia)      99.9
                  Epic Energy Western Australia Pty. Limited (Australia) .....     100
             Galtee Limited (Cayman Islands) .................................     100
                  Ventures Holdings Pty. Ltd. (Australia) ....................     100
                      EPIC Sulawesi Gas Pty. Ltd. (Australia) ................     100
                           Energy Equity EPIC (Sengkang) Pty. Ltd. (Australia)      50
                      Sulawesi Energy Pty Ltd. (Australia) ...................      50
                           PT Energi Sengkang (Indonesia) ....................      95
         EPEC Gas Canada, Ltd. (Ontario) .....................................     100
         EPEC Gas International Inc. (Delaware) ..............................     100
             El Paso Energia Mexico S.A. de C.V. (Mexico) ....................       0.1
             EPEC China Inc. (Delaware) ......................................     100
             EPEC Gas Brazil Corporation (Delaware) ..........................     100
                  EPIC Gas International Servicos do Brasil Ltda (Brazil) ....     100
             EPEC Gas Chile Corporation (Delaware) ...........................     100
                  Gas de Chile S.A. (Chile) ..................................      45
                  Gasoduco Transandino S.A. (Chile) ..........................      50
             EPEC Gas Latin America Inc. (Delaware) ..........................     100
                  El Paso Energia Mexico, S.A. de C.V. (Mexico) ..............      99.9
                      Pasotronica, S.A. de C.V. (Mexico) .....................      50
             EPEC Gas Services (Chile) Corporation (Delaware) ................     100
                  EPIC Gas Transportes S.A. (Chile) ..........................      99.9
             EPEC International (East Asia/Pacific) Inc. (Delaware) ..........     100
         EPEC Gas Louisiana Inc. (Delaware) ..................................     100
             Martin Exploration Company (Delaware) ...........................     100
         EPEC Gas Properties Inc. (Delaware) .................................     100
         EPEC Gas Services, Inc. (Delaware) ..................................     100
         EPEC Gas Supply Corporation (Delaware) ..............................     100
         EPEC International Inc. (Delaware) ..................................     100
             EPEC Nederland B.V. (Netherlands) ...............................     100
             EPEC Offshore Netherlands Company (Delaware) ....................     100
         EPEC Liquids Corporation (Delaware) .................................     100
         EPEC Midwest Corporation (Delaware) .................................     100
             EPEC Midwest Natural Gas L.P. (Delaware L.P.) ...................      99
         EPEC MLP Inc. (Delaware) ............................................     100
             Polk Power Partners, L.P. (Delaware L.P.) .......................      45.75




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




                         El PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                             AS OF FEBRUARY 1, 1997

El Paso Tennessee Pipeline Co. (continued)
     Tennessee Gas Pipeline Company (continued)

         EPEC MTBE, Inc. (Delaware) ...........................................     100     %
         EPEC Pittsfield Corporation (Delaware) ...............................     100
         EPEC Portland Corporation (Delaware) .................................     100
         EPEC Realty, Inc. (Delaware) .........................................     100
         EPEC Services Company (Delaware) .....................................     100
             EPEC AIRCO Inc. (Delaware) .......................................     100
             EPEC OGS Inc. (Delaware) .........................................     100
             EPEC TEPSCO Inc. (Delaware) ......................................     100
                  Tellepsen Pipeline Services Company (Texas Partnership) .....      49
             GreyStar Corporation (Texas) .....................................      50
         EPEC SNG Inc. (Delaware) .............................................     100
         EPEC Texas Acquisition Inc. (Delaware) ...............................     100
         EPEC Trinidad LNG, Inc. (Delaware) ...................................     100
         EPEC Ventures Bolivia Corporation (Delaware) .........................     100
         EPEC Ventures Poland Corporation (Delaware) ..........................     100
             Wielkopulska Energia S.A. (Poland) ...............................      50
         EPEC Western Market Center Corporation (Delaware) ....................     100
             The Western Market Center Joint Venture (Wyoming Joint Venture) ..      50
         EPEC Western Market Center Service Corporation (Delaware) ............     100
         EPEM Marketing Services Company (Delaware) ...........................     100
         Green Canyon Gathering Company (Delaware) ............................     100
         Kern County Land Company (Delaware) ..................................     100
             EPEC Equipment Corporation (Delaware) ............................     100
                  EPEC Equipment Holding I Company (Delaware) .................     100
                  EPEC Equipment Holding II Company (Delaware) ................     100
                  EPEC Equipment Holding III Company (Delaware) ...............     100
                      EPEC Equipment Holding V Company (North Dakota) .........     100
                  EPEC Equipment Holding IV Company (Wisconsin) ...............     100
                  EPEC Equipment Holding VI Company (Illinois) ................     100
                  Marlin Drilling Co., Inc. (Delaware) ........................     100
                      Marlin do Brasil Perfuacoes Maritimas Ltda. (Brazil) ....      99.84
                      Bluefin Supply Company (Delaware) .......................     100
                           Marlin do Brasil Perfuacoes Maritimas Ltda. (Brazil)       0.16
             EPEC West, Inc. (Delaware) .......................................     100
         Kern River Corporation (Delaware) ....................................     100
         Land Ventures, Inc. (Delaware) .......................................     100
         Midwestern Gas Marketing Company (Delaware) ..........................     100
         Mont Belvieu Land Company (Delaware) .................................     100







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





                         El PASO TENNESSEE PIPELINE CO.
                          SUBSIDIARIES AND AFFILIATES

                             AS OF FEBRUARY 1, 1997

El Paso Tennessee Pipeline Co. (continued)
     Tennessee Gas Pipeline Company (continued)

         Sandbar Petroleum Company (Delaware) .....................     100     %
         S.K. Petroleum Company (Delaware) ........................     100
         Tennessee Gas Transmission Company (Delaware) ............     100
         Tennessee Storage Company (Delaware) .....................     100
         Tennessee Trailblazer Gas Company (Delaware) .............     100
         The Fontanelle Corporation (Louisiana) ...................     100
             The F and E Oyster Partnership (Louisiana Partnership)      64
         The LaChute Corporation (Louisiana) ......................     100
         Travis Place Parking Garage Inc. (Delaware) ..............     100






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